Commitments and Contingencies	12 Months Ended
Jan. 31, 2022
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Commitments and Contingencies

32.	COMMITMENTS AND CONTINGENCIES
In addition to the commitments and contingencies described elsewhere in these consolidated financial statements, the Company is subject to the following (all amounts presented are undiscounted):

a)	Dealer and distributor financing arrangements
The Company, most of its independent dealers and some of its independent distributors are parties to agreements with third-party financing service providers. These agreements provide financing to facilitate the purchase of the Company’s products and improve the Company’s working capital by allowing an earlier collection of accounts receivable from dealers and distributors.
The outstanding financing between the Company’s independent dealers and distributors and third-party finance companies amounted to $1,319.4 million and $985.0 million as at January 31, 2022 and 2021, respectively. The breakdown of outstanding amounts by country and local currency between the Company’s independent dealers and distributors with third-party finance companies were as follows:

	Currency	January 31, 2022	January 31, 2021

Total outstanding as at	CAD	$1,319.4	$985.0
United States	USD	$736.8	$528.6
Canada	CAD	$266.3	$192.5
Europe	Euro	€ 31.8	€ 30.7
Australia and New Zealand	AUD	$80.7	$70.4
Latin America	USD	$—	$0.6
Under the dealer and distributor financing agreements, in the event of default, the Company may be required to purchase, from the finance companies, repossessed new and unused products at the total unpaid principal balance of the dealer or distributor to the finance companies. During the three-month period ended July 31, 2021, the Company renegotiated and regrouped some of its repurchase obligations for obligations that were held with the same third-party financing providers. Henceforth, the obligations are generally within a range of U.S. $14.0 million ($17.8 million) or 15% of the calendar year twelve-month average amount of financing outstanding under the financing agreements and U.S. $25.0 million ($31.7 million) or 10%
of the last twelve-month average amount of financing outstanding under the financing agreements ($83.9 million as at January 31, 2022).
The maximum amount subject to the Company’s obligation to purchase repossessed new and unused products from the finance companies was $102 million as at January 31, 2022 and $175 million as at January 31, 2021.
For the year ended January 31, 2022, the Company has recorded a recovery related to repossessed units amounting to $0.5 million (loss of $0.9 million for the year ended January 31, 2021).
Substantially completed units financing
During the year ended January 31, 2022, the Company amended one of its dealer and distributor financing agreement in order to allow for the financing of the substantially completed units shipped at the Company’s dealers (“Substantially Completed Units”). The financing of those Substantially Completed Units are limited by certain financial thresholds. Under the amendment agreement, the Company’s dealers are required to comply with thresholds regarding the Substantially Completed Units shipped at the Company’s dealers (“Thresholds”).
As at January 31, 2022, the total maximum outstanding obligations of all dealers could not exceed U.S. $500 million ($634.8 million). This limit is set to be gradually reduced to reach U.S. $300.0 million ($380.9 million) as of January 31, 2023 and nil as of April 30, 2023. The maximum outstanding obligations of any individual dealer at any time for Substantially Completed Units shall not exceed U.S. $15 million ($19.0 million). In addition, the maximum obligations by all dealers for seasonal products are limited to U.S. $50 million ($63.5 million) for snowmobiles as at April 30, 2022 and U.S. $50 million ($63.5 million) for personal watercraft as at September 30, 2022.
In the event one of the Thresholds is exceeded, the Company would be required to reduce the outstanding dealers’ financing by assuming their financing until compliance with Thresholds. The Substantially Completed Units stop being considered within the Thresholds limits when all the missing components are installed by the dealers. The Company was in compliance with the Thresholds as at January 31, 2022.

b)	Guarantees under various agreements
In the normal course of business, the Company has entered into agreements that include indemnities in favour of third parties and which are customary in the industry, such as purchase and sale agreements, confidentiality agreements, engagement letters with advisors and consultants, outsourcing agreements, leasing contracts, underwriting and agency agreements, information technology agreements, and service agreements. These indemnification agreements may require the Company to compensate counterparties for losses they incurred as a result of breaches in representation and regulations or as a result of litigation claims or statutory sanctions that may be suffered as a consequence of the transaction.
The nature of these indemnification agreements prevents the Company from making a reasonable estimate of the maximum exposure due to the difficulties in assessing the amount of liability that stems from the unpredictability of future events and the unlimited coverage offered to counterparties. Historically, the Company has not made any significant payments under such or similar indemnification agreements.
The Company shall indemnify directors and officers of the Company for various losses including, but not limited to, all costs to settle suits or actions due to association with the Company, subject to certain restrictions. The Company has purchased directors’ and officers’ liability insurance to mitigate the cost of any potential future suits or actions. The term of the indemnification is not explicitly defined, but is limited to acts taking place during the period over which the indemnified party served as a trustee, director or officer of the Company. The maximum amount of any potential future payment cannot be reasonably estimated.

c)	Litigation
The Company intends to vigorously defend its position in litigation matters to which it is a party. Management believes the Company has recorded adequate provisions to cover potential losses in relation to pending legal actions. Additionally, the Company has a general liability insurance coverage for claims relating to injuries or damages incurred with the Company’s products. This insurance coverage limits the potential losses associated with legal claims related to product usage.
While the final outcome with respect to actions pending as at January 31, 2022 cannot be predicted with certainty, it is the management’s opinion that their resolution will not have material effects on the Company’s future results of operations or cash flows.

d)	Contingent asset
The Company has filed a claim to its insurers for damages caused by fire sustained at one of its Mexican facilities. The Company has received partial payments for inventory and fixed assets impaired by the fire. As at January 31, 2022, the Company’s insurers’ analysis remains ongoing. The outcome is expected to materialize in the year ending January 31, 2023. However, the contingent asset has not been recognised as a receivable as at January 31, 2022 as receipt of the amount is dependant on the Company’s insurers’ analysis.